SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 6, 2002

                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


         Pennsylvania                 1-11459                    23-2758192
         ------------                 -------                    ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                             PPL Energy Supply, LLC
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                  333-74794                   23-3074920
           --------                  ---------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------

ITEM 2. ACQUISITIONS OR DISPOSITION OF ASSETS
---------------------------------------------

On September 6, 2002, PPL Corporation ("PPL"), through an indirect, wholly-owned subsidiary of PPL Energy Supply, LLC ("PPL Energy Supply"), acquired Mirant Corporation's 49% indirect equity interest in Western Power Distribution Holdings Limited and WPD Investment Holdings Limited (together, "WPD") for an aggregate consideration of approximately $236 million. PPL and PPL Energy Supply filed a Form 8-K describing this transaction on September 9, 2002. As permitted by Item 7 of Form 8-K, the previously filed Form 8-K describing this transaction excluded financial statements for WPD and pro forma financial information for PPL and PPL Energy Supply giving effect to the transaction (collectively, the "Financial Information"). This amendment to the Form 8-K is being filed to provide the Financial Information in accordance with, and within the time period prescribed by, Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS
----------------------------------------------------------------

(c)  Exhibits.

     99.1 Audited Consolidated Financial Information of Western Power Distribution Holdings Limited

     99.2 Audited Consolidated Financial Information of WPD Investment Holdings Limited

     99.3 Unaudited Pro Forma Consolidated Financial Information of PPL Corporation

     99.4 Unaudited Pro Forma Consolidated Financial Information of PPL Energy Supply

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   PPL CORPORATION


                                   By:  /s/ James E. Abel
                                        ------------------------------------
                                        James E. Abel
                                        Vice President-Finance and Treasurer


                                   PPL ENERGY SUPPLY, LLC


                                   By:  /s/ James E. Abel
                                        ------------------------------------
                                        James E. Abel
                                        Treasurer


Dated: November 19, 2002